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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2004


                         ASSET ACCEPTANCE CAPITAL CORP.
             (Exact name of Registrant as specified in its charter)


          Delaware                  000-50552                 80-0076779
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

                                6985 Miller Road
                             Warren, Michigan 48092
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (586) 939-9600

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated in this report by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 29, 2004, Asset Acceptance Capital Corp., issued a press release announcing its results of operations for the quarter ended March 31, 2004. The press release, dated April 29, 2004, is attached as Exhibit 99 to this Form 8-K and is incorporated in this report by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2004                       ASSET ACCEPTANCE CAPITAL CORP.

                                     /s/ Nathaniel F. Bradley IV
                                     -----------------------------------------
                                     By: Nathaniel F. Bradley IV
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

  Exhibit No.              Description
  -----------              -----------

  99                       Press Release, dated April 29, 2004